UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2010

MINE SAFETY APPLIANCES COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	25-0668780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

MSA Corporate Center 1000 Cranberry Woods Drive Cranberry Township, PA	16066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed on October 19, 2010, to include the financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of General Monitors, Inc. (“GMI”), General Monitors Ireland Limited (“GMIL”), and General Monitors Transnational, LLC (“GMT”) at December 31, 2009 and for the year then ended are filed as Exhibits 99.1, 99.2, and 99.3, respectively, to this amendment.

The unaudited condensed financial statements of GMI, GMIL, and GMT at September 30, 2010 and for the nine months then ended are filed as Exhibits 99.4, 99.5, and 99.6, respectively, to this amendment.

(b) Pro Forma Financial Information

The pro forma financial information at September 30, 2010 and for the nine months then ended and for the year ended December 31, 2009 is filed as Exhibit 99.7 to this amendment.

(c) The following exhibits are furnished with this report on Form 8-K.

Exhibit No.	Description

99.1	Audited consolidated financial statements of General Monitors, Inc. at December 31, 2009 and for the year then ended.

99.2	Audited financial statements of General Monitors Ireland Limited at December 31, 2009 and for the year then ended.

99.3	Audited consolidated financial statements of General Monitors Transnational, LLC at December 31, 2009 and for the year then ended.

99.4	Unaudited interim condensed consolidated financial statements of General Monitors, Inc. at September 30, 2010 and for the nine months then ended.

99.5	Unaudited interim condensed financial statements of General Monitors Ireland Limited at September 30, 2010 and for the nine months then ended.

99.6	Unaudited interim condensed consolidated financial statements of General Monitors Transnational, LLC at September 30, 2010 and for the nine months then ended.

99.7	Unaudited pro forma condensed combined financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSA has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINE SAFETY APPLIANCES COMPANY

By:	/S/ DENNIS L. ZEITLER
Dennis L. Zeitler
Senior Vice President – Finance

Date: December 23, 2010

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Audited consolidated financial statements of General Monitors, Inc. at December 31, 2009 and for the year then ended.	Filed herewith

99.2	Audited financial statements of General Monitors Ireland Limited at December 31, 2009 and for the year then ended.	Filed herewith

99.3	Audited consolidated financial statements of General Monitors Transnational, LLC at December 31, 2009 and for the year then ended.	Filed herewith

99.4	Unaudited interim condensed consolidated financial statements of General Monitors, Inc. at September 30, 2010 and for the nine months then ended.	Filed herewith

99.5	Unaudited interim condensed financial statements of General Monitors Ireland Limited at September 30, 2010 and for the nine months then ended.	Filed herewith

99.6	Unaudited interim condensed consolidated financial statements of General Monitors Transnational, LLC at September 30, 2010 and for the nine months then ended.	Filed herewith

99.7	Unaudited pro forma condensed combined financial information.	Filed herewith